UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2009

VIRTUAL RADIOLOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-33815	27-0074530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Opus Parkway, Suite 200, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip code)

(952) 392-1100

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On February 3, 2009, the board of directors of Virtual Radiologic Corporation approved payment of bonuses for fiscal 2008 to Rob Kill, the company’s President and Chief Executive Officer and Len Purkis, the company’s Chief Financial Officer, as well as Rick Jennings, the company’s Chief Technology Officer and Dr. Eduard Michel, the company’s Medical Director (each  being a “named executive officer,” as defined in Regulation S-K Item 402(a)(3) identified in the company’s proxy statement for its 2008 annual meeting), and to establish the company’s 2009 bonus plan applicable to such individuals and other company employees.

For fiscal 2008, bonus amounts awarded to these executive officers were as follows: Mr. Kill - $40,000, Mr. Purkis - $35,000, Mr. Jennings - $50,000, and Dr. Michel - $15,000.

Participants in the company’s 2009 bonus plan, including the executive officers identified above, will be eligible to earn bonuses from an available pool determined by the company’s 2009 fiscal performance relative to a targeted level of “Adjusted EBITDA” (calculated as GAAP operating income excluding the effects of depreciation and amortization, non-cash stock-based compensation expense and medical malpractice loss reserves other than specific case reserves) and, in the case of all executives other than Mr. Kill, subsequently determined by each executive’s performance against individual objectives.  In recognition of his overall responsibility for the company’s operations, Mr. Kill’s bonus payout is linked solely to the company’s performance relative to the company’s Adjusted EBITDA performance.  Mr. Kill’s target bonus amount is 60% of his 2009 base salary and each other executive officer’s target bonus amount is equal to 50% of their 2009 base salary.  Final payments under the 2009 bonus plan are subject to review and potential modification by the board, including to reflect certain significant corporate events such as acquisitions.

Payment of the 2008 bonus amounts and the terms of the 2009 bonus plan were each recommended for board approval by the board’s compensation committee.

Item  5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2009, the company’s board of directors additionally approved an amendment to the company’s Amended and Related Bylaws.  This amendment amends Article III, Section 8 of the Amended and Restated Bylaws, effective as of February 3, 2009, to provide for electronic notice of meetings of the Board of Directors.  The Amendment also eliminates telegraph and cable as means of providing notice of meetings.  A copy of the amendment has been filed as Exhibit 3.1 to this report.

Item 9.01               Exhibits

(d) Exhibits

Exhibit
Number	Description
3.1	First Amendment to the Amended and Restated Bylaws of Virtual Radiologic Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 2009

VIRTUAL RADIOLOGIC CORPORATION

By:	/s/ Michael J. Kolar
Name: Michael J. Kolar
Title: VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
3.1	First Amendment to the Amended and Restated Bylaws of Virtual Radiologic Corporation